Exhibit 99.1

TRIUMPH BUSINESS CAPITAL COMPLETES ACQUISITION OF THE TRANSPORTATION FACTORING ASSETS OF INTERSTATE CAPITAL CORPORATION

DALLAS, June 4, 2018 (GLOBE NEWSWIRE) -- Triumph Bancorp, Inc. (NASDAQ: TBK) (“Triumph Bancorp”) today announced the closing of the acquisition of the transportation factoring assets of Interstate Capital Corporation by Advance Business Capital d/b/a Triumph Business Capital (“Triumph Business Capital”).

Triumph Business Capital is a wholly owned subsidiary of TBK Bank, SSB, which is a wholly owned subsidiary of Triumph Bancorp.

The assets acquired include all of the accounts receivable and transportation factoring assets and operations of Interstate Capital Corporation and certain of its affiliates.  Following the closing, the acquired operations will continue to be conducted under the Interstate Capital brand name.

Triumph initially announced its agreement to acquire the transportation factoring assets of Interstate Capital Corporation on April 9, 2018.

About Triumph Bancorp, Inc.

Triumph Bancorp, Inc. (NASDAQ: TBK) is a financial holding company headquartered in Dallas, Texas, with a diversified line of community banking and commercial finance activities. Our bank subsidiary, TBK Bank, SSB, is a Texas-state savings bank offering commercial and consumer banking products focused on meeting client needs in Texas, Colorado, Kansas, Iowa and Illinois. We also serve a national client base through our Triumph Commercial Finance division, which offers factoring, equipment lending, asset based lending, and premium finance solutions for independent insurance agents. We offer discount factoring through Advance Business Capital LLC, d/b/a Triumph Business Capital and insurance through Triumph Insurance Group, Inc.

Forward-Looking Statements

This press release may contain forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates,” or “anticipates,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data, or methods that may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: risks relating to our ability to consummate the pending acquisitions of First Bancorp of Durango, Inc. and Southern Colorado Corp., and our recently completed acquisition of the operating assets of Interstate Capital Corporation and certain of its affiliates, including the possibility that the expected benefits related to the acquisitions may not materialize as expected; of the pending acquisitions not being timely completed, if completed at all; that prior to the completion of the pending acquisitions, the targets’ businesses could experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities, difficulty retaining key employees; and of the parties’ being unable to successfully implement integration strategies or to achieve expected synergies and operating efficiencies within our management’s expected timeframes or at all; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our pending acquisitions of First Bancorp of Durango, Inc. and Southern Colorado Corp., our recently completed acquisition of the operating assets of Interstate Capital Corporation and certain of its affiliates, and our prior acquisitions of Valley Bancorp, Inc. and nine branches from Independent Bank in Colorado) and any future acquisitions;  our ability to successfully identify and address the risks associated with our recent, pending and possible future acquisitions, and the risks that our prior and planned future acquisitions make it more difficult for investors to evaluate our business, financial condition and results of operations, and impairs our ability to accurately forecast our future performance; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets, or deferred tax assets; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally, or locally, which may adversely affect pricing and terms; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities, and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; and increases in our capital requirements.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statement is qualified in its entirety by reference to the matters discussed in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a further discussion of these and other factors that could impact our future results, performance, or transactions, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K filed by us with the Securities and Exchange Commission.

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Triumph Investor Relations:

Luke Wyse

Senior Vice President, Finance & Investor Relations

lwyse@tbkbank.com  |  214-365-6936

Triumph Media Contact:

Amanda Tavackoli

Senior Vice President, Marketing & Communication

atavackoli@tbkbank.com  |  214-365-6930

Source: Triumph Bancorp, Inc.